UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           CIENEGA CREEK HOLDINGS, INC.
               (Exact name of registrant as specified in its charter)



            Nevada                                          20-5432794
    (State or other jurisdiction                           (IRS Employer
  of incorporation or organization)                     Identification No.)



      9181 S Antler Crest Dr.
          Vail, Arizona                                       85641
 (Address of principal executive offices)                   (Zip Code)



Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class to be so registered
              Not Applicable

      Name of each exchange on which each class is to be registered
              Not Applicable


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


Securities Act registration statement file number to which this form relates:
333-144508


Securities to be registered pursuant to Section 12(g) of the Act:

      Common Stock
    (Title of class)


INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

The description of the securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-144508) is incorporated by reference into this registration statement.

Item 2. Exhibits.

Number     Description

3.1        Articles of Incorporation (1)
3.2        Bylaws (1)
5.1        Opinion of Daniel C. Masters, Attorney, with consent to use (1)
23.1       Consent of Moore and Associates, Chartered Accountants (1)

(1) Incorporated herein by reference to the exhibits of the same number in Registrant's Registration Statement on Form SB-2, as amended.


SIGNATURE


Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: August 6, 2008

CIENEGA CREEK HOLDINGS, INC.

By: /s/ Michael Klinicki
Michael Klinicki
President, Principal Executive Officer, and Director